Management Presentation May 2007 Cellular Information for Better Healthcare Circulating Tumor Cells Exhibit 99.1

Forward Looking Statements
This presentation may contain forward-looking statements that reflect management’s
current views and opinions as to the status of the
Company’s products, clinical trials, regulatory approval process, product development, research programs and other future events and operations.
These statements are neither promises nor guarantees, but involve risks and uncertainties that could cause actual results to differ materially from those anticipated or indicated. Investors are cautioned that any forward-
looking statements should be considered in light of such risks and uncertainties including, without limitation, those detailed in the
Company’s filings with the SEC.

2 Overview of Immunicon Corporation • IVD-cleared for monitoring metastatic breast cancer • Cancer cellular analysis products sold exclusively through Veridex

Immunicon Value Proposition
Immunicon develops and commercializes proprietary cell- and molecular-
based human diagnostic and life science research products
Cancer products sold through Veridex, a Johnson & Johnson company
–
Received FDA clearances for our instruments and CellSearch™ Circulating
Tumor Cell Kit for monitoring
metastatic breast cancer (12/14/2006)
–
Compelling clinical data across multiple cancers
–
breast, colorectal and prostate cancer
Immunicon Pharma Services
–
Biomarker development, kit development and testing services for clinical trial samples services for Pharma/Biotech
EasyCount™ System launched into the life science research market
Technology applicable to other large IVD and life science research markets with low incremental investment
–
Cardiovascular disease, infectious disease, molecular diagnostics

4 CellTracks ® Products for Cellular Analysis Circulating Tumor Cell Kit Sample Collection and Preservation Standardized Rare Cell Capture Endothelial Cell Kit Sample Analysis Kits for Cell Counting

Marker Reagents for Characterization for Targeted Therapy
* HER-2/neu  * EGFr * IGF-1R   * bcl-2   * M30  * other candidates with Pharma
Enrichment Kits for Downstream Molecular Analysis
FISH in cartridge (in development)
Cancer Confirmation               Gene Amplification
CEC Profile Kit
Profile Kit
CellTracks
®
Products
Healthy                      Breast
Prostate Colorectal
Cancer Cancer Cancer

Overview of Immunicon Pharma Services
SM
Assay development
Protein biomarkers
FISH probes
New kits to capture, count and characterize rare cells
Clinical Trial Testing Services
CTCs as efficacy biomarker
Protein or molecular biomarkers for mechanism
Patient selection criterion to assign to appropriate arm of a trial
Potential surrogate endpoint with answers sooner than CT scans

7 CellCapture™ CTC Mouse/Rat Kit Manually prepare 20 samples/hour. Count CTCs with CellTracks ® Analyzer II.

CTCs as a “Real-Time Biopsy”
Blood Test
Most tumors are of epithelial cell origin:
Isolation of epithelial cells may mean pan-carcinoma capability
Count
Phenotype
& Genotype
Assess Prognosis
Direct Therapy
Monitor Disease
Diagnose
Specify Therapy
Circulating Tumor Cells (CTCs)
and Associated Markers:

Circulating Tumor Cells Predict Survival
NEJM 2004, ASCO 2005, CellSearch package insert
Time from Baseline (Months)
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
0 5 10 15 20 30 35 40 45 50 25
Logrank
p < 0.0001
10.9
Months
21.9 Months
<5 CTCs
N=89 (50%)
>5 CTCs
N=88 (50%)
Baseline CTCs Predict Outcome

Change in CTCs Predict Survival
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
0 5 10 15 20 30 35 40 45 50 25
Package Insert, December 2006
Clinical Cancer Research, July 2006
green vs. red p<0.0001
green vs. blue p=0.2023
green vs. orange p=0.0017
blue vs. red p<0.0001
N=83
22.6 mo. N=38
19.8 mo.
N=17
10.6 mo.
N=39
4.1 mo.
Time from Baseline (months)
< 5 CTCs at all time points 83 (47%)
>5 CTCs at First and <5 at Last Draw 38 (21%)
<5 CTCs at First and > 5 Last Draw 17 (10%)
>5 CTCs at all time points 39 (22%)

Any CTCs Impact Survival: Treat to Zero!
CTC / 7.5 ml blood
Median
95% Low limit
95% Upper limit
1
3
5
7
9
11
13
15
17
19
21
23
25
27
29
29%
71%
61% 56%
51%
48%
45%
43%
43%
40%
36%
=0 >1 >2 >3 >5 >7 >8 >9 >6 >4 >10
Median
95% Low limit
95% Upper limit
1
3
5
7
9
11
13
15
17
19
21
23
25
27
29
=0 >1 >2 >3 >5 >7 >8 >9 >6 >4 >10
223 patients
San Antonio Breast Cancer Symposium 2005

A New Standard for Cancer Disease Management
Future standard:
Number, protein expression, and/or
gene expression of CTCs better
reflects efficacy of treatment
Current standard:
Radiologist measures changes in
lesions on a CT scan to assess
tumor burden increase/decrease
Objective, quantitative
3-4 weeks
Subjective, semi-quantitative
3-6 months

CCR November 2006 / ASCO 2005 / Package Insert 2006
Prediction of Outcome in Metastatic Breast Cancer
CTC @ ~4.6 weeks versus CT Scans @ ~11.9 weeks
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
0 5 10 15 20 30 35 40 45 50 25
Time from Baseline (Months)
4
3
2
1
23.8 mo.
Curve             Logrank
Comparison       p-Value*
1
vs. 2
0.1219
1
vs. 3
0.0400
1 vs. 4
<0.0001
2
vs. 3
0.6665
2
vs. 4
0.0039
3
vs. 4
0.1163
>5 CTCs / PD
N=22
6.4 mo.
>5 CTCs / NPD
N=12
9.2 mo.
19.9 mo.
<5 CTCs / PD
N=20
<5 CTCs / NPD
N=84
*Centralized Review by Two Independent Radiologist. Third
Radiologist was used in cases of disagreement (11%)

0
25
50
75
100
125
150
175
200
225
0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20
Her2 -
Her2 +
Her2 ++ Her2 +++
Time (weeks)
Taxol Herceptin
Int J Oncol 21: 1111-1118, 2002
“Personalized Medicine”
Enables selection of targeted therapies

Cancer Confirmatory Test
Abnormal chromosome numbers are indicative of cancer
Chromosome 1 Chromosome 7 Chromosome 8 Chromosome 17
Composite 3 copies 5 copies 4 copies 5 copies
One CTC was detected in this patient with prostate cancer. FISH analysis revealed an abnormal number of chromosomes 1, 7, 8 and 17

16 PNAS, 101: 9393-9398, 2004 Cytokeratin Her-2 Her-2 protein CEP 17 Her-2 gene CEP 17 / Her-2 gene 1+: 1.0 3+: 3.5 2+: 1.7 Assessment of Treatment Targets on CTCs

Significant Clinical Utility of Circulating Tumor Cells
Patient Management
Early evidence of treatment failure: gives the oncologist information to change therapy within weeks
Predictive at any time point during treatment
CTCs predict survival time in patients undergoing chemo & hormonal therapy
CTCs predict survival time in non-measurable metastatic breast cancer
Predicts survival earlier and more reliably than CT scans and tumor markers
Drug Development
Selection of patients for clinical trials
Biomarker for drug efficacy
Potential surrogate endpoint in therapeutic trials

Reports rapid, accurate total and live cell
counts with % viability
Simple to use
Automation eliminates subjective
interpretation associated with manual
counting methods
Uses proven technology
EasyCount™ ViaSure™ Kit
24, 6-well slides + ViaSure™ Staining Reagent
for 144 tests
Cell Count and % Viability in One Test
RUO – For Research Use Only.  Not for use in diagnostic procedures.

Agreement with Diagnostic Hybrids, Inc.
DHI funds IMMC R&D
DHI conducts clinical trials and commercializes
Revenue sharing
Multiplex Respiratory Virus Panel
Automated, reliable, and easy-to-interpret results with sensitivity close to gold standard cell culture assays and much faster.
Patient management via definitive Dx for influenza or RSV
= appropriate anti-viral medication or
anti-bacterial compounds
EasyCount™ in Clinical Virology

Research and Clinical Development Programs
Colorectal cancer
–
endpoints achieved!
–
2Q07 FDA submission on 481 patient study
Prostate cancer–
endpoints achieved!
–
2H07 FDA submission on 200+ patient study
Research studies
–
CTCs in early stage breast cancer and colorectal cancer
–
Impact on survival of changing therapy based on CTCs (SWOG)
Develop FISH technologies
Develop additional applications for the
EasyCount™
platform
Collaborations in Pharma Services
–
CTCs and targeted Marker reagents as biomarkers of efficacy
–
CECs as a biomarker in antiangiogenic therapies, treatment toxicity
–
New rare cell kits and multiple Marker reagents under development
–
Molecular profiling and gene amplification

Product Commercialization
Oncologists
Pathologists/ laboratories
Pharma Services
Molecular Diagnostics
Products and Services
Life Science Research
Instruments and Kits
Infectious Disease
Diagnostics

Summary of instrument shipments and sales
Year ended Three months Cumulative @
2006 March 31, 2007 March 31, 2007
Instrument shipments
CellTracks Analyzer II 66 7 73
CellS potter 19 - 19
Total Analyzers 85 7 92
CellTracks AutoPreps 77 7 84
Instruments sold (1)
Total CellTracks Analyzer II 50 12 62
Total CellS potter 24 - 24
Total Analyzers 74 12 86
Total CellTracks AutoPreps 63 8 71
(1) - represents instruments which were sold and revenue recorded in the period indicated

System Placements, by Customer/Geography
Third party: 73
15 2 3 10
CellTracks Analyzer II
Upgrade
13 2.0 1.0 10.0
Veridex systems for
internal use
10 0 1 9 Pharma/CRO
14 2 1 11 Reference Lab
49 5 14 30 Hospital/Practice
Total Systems Installed
Total
Japan/
Asia EU USA As of 3/31/2007

Financial Status
Cash burn guidance for 2007 - $16 to $18 million
Product and service revenue guidance for 2007 - $11.75 to $14.5 million
March 31, 2007 December 31, 2006
Cash and cash equivalents 46,808 $                 51,533 $
3 months end 3/31/07 3 months end 3/31/06
Product & service revenue 2,554 $                   1,253 $
Net (loss) (4,116) (5,384)
Net (loss) per share (0.15) (0.20)
27,676 27,583
(Dollars in thousands, except loss per share)
Common shares outstanding (000)

Milestones Achieved
Publications in major journals (NEJM, CCR, JCO)
2004-2006
Trial in colorectal cancer –
endpoints met Sep. 2006
510(k) clearance for MONITORING claims Dec. 2006
Trial in prostate cancer –
endpoints met Jan. 2007
Expanded Kreatech license agreement for FISH Jan. 2007
Launched EasyCount System in Life Science Mkt Jan. 2007
Major Pharma Services agreements
–
Pfizer agreement expanded Mar. 2006
–
AstraZeneca Aug. 2006
–
MolMed SpA (includes rare cell FISH) Sep. 2006
–
Eisai Dec. 2006
–
Novartis Jan. 2007

Upcoming Milestones/Presentations
Colorectal cancer 510(k)indication 2Q07
Prostate cancer 510(k)indication 2007
Scientific meetings
–
ASCO June 2007
–
SABCS Dec. 2007
Expand rare cell FISH portfolio 2007
Expand Pharma Services business 2007

Immunicon Value Proposition
Immunicon develops and commercializes proprietary cell- and molecular-
based human diagnostic and life science research products
Cancer products sold through Veridex, a Johnson & Johnson company
–
Received FDA clearances for our instruments and CellSearch™ Circulating
Tumor Cell Kit for monitoriing metastatic breast cancer (12/14/2006)
–
Compelling clinical data across multiple cancers
–
breast, colorectal and prostate cancer
Immunicon Pharma Services
–
Biomarker development, kit development and testing services for clinical trial samples services for Pharma/Biotech
EasyCount™ System launched into the life science research market
Technology applicable to other large IVD and life science research markets with low incremental investment
–
Cardiovascular disease, infectious disease, molecular diagnostics

Contact Information 3401 Masons Mill Road, Suite 100 Huntingdon Valley, Pennsylvania 19006 phone 215.830.0777 fax 215.830.0751 web www.immunicon.com